UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 11, 2025

MEDICAL PROPERTIES TRUST, INC.
MPT OPERATING PARTNERSHIP, L.P.
(Exact Name of Registrant as Specified in Charter)

Commission File Number
001-32559
Commission File Number
333-177186

Maryland Delaware	20-0191742 20-0242069
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code
(205)
969-3755

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share, of Medical Properties Trust, Inc.	MPW	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).

Medical Properties Trust, Inc.	Emerging growth company ☐

MPT Operating Partnership, L.P.	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Medical Properties Trust, Inc.	☐

MPT Operating Partnership, L.P.	☐

This Current Report on Form
8-K
is filed by Medical Properties Trust, Inc., a Maryland corporation (the “Company”), and MPT Operating Partnership, L.P., a Delaware limited partnership through which the Company conducts substantially all of its operations (the “Operating Partnership”). Through one of its wholly-owned subsidiaries, the Company serves as the sole general partner of the Operating Partnership.

Item 8.01	Other Events.
On June 2, 2025, the Company, the Operating Partnership and MPT Finance Corporation, a Delaware corporation and a wholly-owned subsidiary of the Operating Partnership, filed with the Securities and Exchange Commission a Registration Statement on Form
S-3
(File Nos.
333-287726,
333-287726-01
and
333-287726-02)
(the “Registration Statement”). The discussion under the heading “U.S. Federal Income Tax Considerations” in Exhibit 99.1 hereto (incorporated herein by reference) supersedes and replaces the discussion under the heading “U.S. Federal Income Tax Considerations” in the prospectus, dated June 2, 2025, which forms part of the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.
(d)
Exhibits
.

Exhibit Number	Description

99.1	U.S. Federal Income Tax Considerations

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

MPT OPERATING PARTNERSHIP, L.P.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer of the sole member of the general partner of MPT Operating Partnership, L.P.
Date: August 11, 2025